UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 08, 2005

AMF BOWLING WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12131	13-3873272
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8100 AMF Drive, Richmond, Virginia	23111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

804-730-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.01.	Completion of Acquisition or Disposition of Assets

On February 8, 2005, we sold our 42 bowling centers in Australia for approximately $47.8 million and exited bowling center operations in that country. The purchase price is subject to certain post-closing adjustments.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(b)	Pro Forma Financial Information.

The pro forma financial information required by 9.01 (b) is attached at Exhibit 99.1

(c)	Exhibits.

99.1 Pro Forma Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMF BOWLING WORLDWIDE, INC.

Date: February 14, 2005	By:	/s/ Christopher F. Caesar
Christopher F. Caesar
Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index

99.1	Pro Forma Financial Statements.